METROPOLITAN SERIES FUND, INC.

                                POWER OF ATTORNEY

     I, a member of the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund"), hereby constitute and appoint Jack P. Huntington, Thomas M. Lenz, Peter Duffy and Elizabeth M. Forget, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of MFS Value Portfolio, a series of Met Investors Series Trust, into Harris Oakmark Large Cap Portfolio (to be renamed MFS Value Portfolio), a series of the Fund, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 11th of December, 2007.


                        /s/H. Jesse Arnelle
                        Director
                        Metropolitan Series Fund, Inc.

                         METROPOLITAN SERIES FUND, INC.

                                POWER OF ATTORNEY

     I, a member of the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund"), hereby constitute and appoint Jack P. Huntington, Thomas M. Lenz, Peter Duffy and Elizabeth M. Forget, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of MFS Value Portfolio, a series of Met Investors Series Trust, into Harris Oakmark Large Cap Portfolio (to be renamed MFS Value Portfolio), a series of the Fund, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 11th of December, 2007.


                         /s/Nancy Hawthorne
                         Director
                         Metropolitan Series Fund, Inc.

                         METROPOLITAN SERIES FUND, INC.

                                POWER OF ATTORNEY

     I, a member of the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund"), hereby constitute and appoint Jack P. Huntington, Thomas M. Lenz, Peter Duffy and Elizabeth M. Forget, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of MFS Value Portfolio, a series of Met Investors Series Trust, into Harris Oakmark Large Cap Portfolio (to be renamed MFS Value Portfolio), a series of the Fund, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 11th of December, 2007.


                         /s/John T. Ludes
                         Director
                         Metropolitan Series Fund, Inc.

                         METROPOLITAN SERIES FUND, INC.

                                POWER OF ATTORNEY

     I, a member of the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund"), hereby constitute and appoint Jack P. Huntington, Thomas M. Lenz, Peter Duffy and Elizabeth M. Forget, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of MFS Value Portfolio, a series of Met Investors Series Trust, into Harris Oakmark Large Cap Portfolio (to be renamed MFS Value Portfolio), a series of the Fund, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 11th of December, 2007.


                         /s/Linda B. Strumpf
                         Director
                         Metropolitan Series Fund, Inc.

                         METROPOLITAN SERIES FUND, INC.

                                POWER OF ATTORNEY

     I, a member of the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund"), hereby constitute and appoint Jack P. Huntington, Thomas M. Lenz, Peter Duffy and Elizabeth M. Forget, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of MFS Value Portfolio, a series of Met Investors Series Trust, into Harris Oakmark Large Cap Portfolio (to be renamed MFS Value Portfolio), a series of the Fund, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 11th of December, 2007.


                         /s/Arthur G. Typermass
                         Director
                         Metropolitan Series Fund, Inc.